UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO RULE 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021 (May 11, 2021)

NXP Semiconductors N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-34841	98-1144352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 High Tech Campus Eindhoven Netherlands		5656 AG
(Address of principal executive offices)		(Zip Code)

+31 40 2729999

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Number of each exchange on which registered
Common shares, EUR 0.20 par value	NXPI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 11, 2021, NXP B.V., NXP Funding LLC, NXP USA, Inc. (the “Issuers”) and NXP Semiconductors N.V. (the “Company”) completed a private placement of $1,000,000,000 of 2.500% Senior Notes due 2031 (the “2031 Notes”) and $1,000,000,000 of 3.250% Senior Notes due 2041 (the “2041 Notes” and, together with the 2031 Notes, the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions outside of the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws.

The Company and the Issuers intend to use the net proceeds of the 2031 Notes to finance, in whole or in part, certain eligible green projects. Pending the allocation of an amount equal to the net proceeds of the 2031 Notes to finance these eligible green projects, the net proceeds of the 2031 Notes, together with the net proceeds of the 2041 Notes, will be temporarily held as cash and other short term securities or used for general corporate purposes, which may include capital expenditures, short-term debt repayment or equity buyback transactions.

The Notes were issued pursuant to an indenture, dated as of May 11, 2021, among the Issuers, the Company, as guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Indenture”). Interest is payable on the 2031 Notes semi-annually in arrears at an annual rate of 2.500% on May 11 and November 11 of each year, beginning on November 11, 2021. The 2031 Notes will mature on May 11, 2031. Interest is payable on the 2041 Notes semi-annually in arrears at an annual rate of 3.250% on May 11 and November 11 of each year, beginning on November 11, 2021. The 2041 Notes will mature on May 11, 2041.

At any time prior to (i) February 11, 2031 (the date 3 months prior to the maturity of the 2031 Notes) for the 2031 Notes and (ii) November 11, 2040 (the date 6 months prior to the maturity of the 2041 Notes) for the 2041 Notes (collectively, the “Redemption Dates”), the Issuers may redeem the Notes, in whole or in part, at a price equal to the greater of (i) 100% of the principal amount of the Notes redeemed and (ii) a “make-whole” premium, plus, in each case, any accrued and unpaid interest thereon. The Issuers may redeem the Notes, in whole or in part, at any time on or after the respective Redemption Dates for each series of Notes at a redemption price of 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If the Issuers experience specific kinds of changes of control, they will be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

The Notes will be senior unsecured obligations of the Issuers and will be guaranteed by the Company on a senior unsecured basis (the “Guarantee”). The Notes and the Guarantee will rank equal in right of payment with all of the Issuers’ and Company’s existing and future senior unsecured indebtedness, but will be effectively junior to all of the Issuers’ and the Company’s future secured indebtedness to the extent of the value of the assets securing such indebtedness and effectively junior in certain circumstances to indebtedness incurred under NXP B.V. and NXP Funding LLC’s Revolving Credit Facility with respect to certain assets of NXP B.V. and its subsidiaries in the event that such assets may secure such indebtedness in the future. The Notes and the Guarantee will rank senior in right of payment to the Issuers’ and the Company’s existing and future subordinated indebtedness and will be structurally subordinated to all of the liabilities, including trade payables, of their subsidiaries.

The Indenture provides for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 30% in principal amount of the then outstanding Notes to accelerate the amounts due under the Notes.

The Issuers, the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers (the “Representatives”) entered into a registration rights agreement for the Notes (the “Registration Rights Agreement”), pursuant to which the Company and the Issuers agreed to use their commercially reasonable efforts to file a registration statement to permit the exchange of the Notes for registered notes having terms substantially identical thereto (except that the registered notes will not contain terms with respect to transfer restrictions) or, in the alternative, the registered resale of the Notes, under certain circumstances. If the Company and the Issuers fail to satisfy their obligations under the Registration Rights Agreement, the Company and the Issuers will be required to pay additional interest to holders of the Notes.

The foregoing descriptions of the Indenture and the Registration Rights Agreement do not purport to be a complete statement of the parties’ rights and obligations under these agreements and are qualified in their entirety by reference to the full text of the Indenture and the Registration Rights Agreement, respectively. The Indenture and the Registration Rights Agreement and the forms of global notes for the offering are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

The following exhibits are attached with this current report on Form 8-K:

(d) Exhibits.

Exhibit 4.1	Indenture, dated as of May 11, 2021, among the Issuers, the Company and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2	Registration Rights Agreement, dated May 11, 2021, among the Issuers, the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as Representatives.

Exhibit 4.3	Form of Note for 2.500% Senior Notes due 2031, included as part of Exhibit 4.1 hereto.

Exhibit 4.4	Form of Note for 3.250% Senior Notes due 2041, included as part of Exhibit 4.1 hereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXP Semiconductors N.V.

By:	/s/ Dr. Jean A.W. Schreurs
	Name:	Dr. Jean A.W. Schreurs
	Title:	SVP and Chief Corporate Counsel

Date: May 11, 2021